[LOGO OF USAA]
   USAA(R)

                   USAA SMALL CAP
                                STOCK Fund

                                    [GRAPHIC OF USAA SMALL CAP STOCK FUND]

                   S e m i a n n u a l   R e p o r t

--------------------------------------------------------------------------------
      JANUARY 31, 2003

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                    "
                                       I believe the next few months
[PHOTO OF CHRISTOPHER W. CLAUS]     will provide some much-needed clarity
                                     as to the true health of the economy
                                        and its potential for growth.
                                                    "
--------------------------------------------------------------------------------

                 As I write to you, the impact of the situation in Iraq on USAA's membership and all active United States military personnel is our No. 1 concern. We are not alone; the financial markets are struggling to come to grips with the uncertainty surrounding the potential war with Iraq. The recent decline in consumer confidence indicates all Americans are reluctant to make long-term plans until the United States is able to reach a satisfactory conclusion in Iraq.

                 When the situation is resolved or the majority of the uncertainty is successfully eliminated, the United States and global economies should appear to be in a position to achieve their growth potential.

                 In addition to an increase in consumer demand, the U.S. economy is also in need of a boost from corporate America. But corporations remain reluctant to spend or hire, given the possibility of a war's affecting demand for goods and services. On a positive note, the worst of the corporate-governance problems seems to be behind us, and corporate earnings have begun to improve. However, the landscape is still too uncertain for us to predict a sustained improvement in earnings -- an improvement that the stock market needs if it is to move to higher levels.

                 Meanwhile, the U.S. government continues to do its part by keeping fiscal and monetary policy tilted toward growth and expansion. Both President Bush and Congress seem inclined to provide new incentives for Americans to save and invest.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 What will the future bring? No one can predict the outcome of a war or its impact on the financial markets. However, I believe the next few months will provide some much-needed clarity as to the true health of the economy and its potential for growth. Near term, I believe stocks are likely to trade in a moderate range, and I don't foresee any major shift in the yield curve.

                 At USAA, we continue to focus on improving the products and services we offer you. We believe we have one of the finest teams of portfolio managers and analysts in the country managing your assets. We remain committed to offering no-load mutual funds without 12b-1 fees, sales loads, or contractual plans. At no charge, our investment representatives can help you identify the USAA mutual funds that may be right for you. And USAA Financial Planning Services has CERTIFIED FINANCIAL PLANNER(R) practitioners ready to assist you with your planning needs.

                 We will continue to deliver the world-class service and guidance that you have come to know and expect from us. Thank you for your faith and trust in us.

                 Sincerely,

                 /s/ Christopher W. Claus

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 Past performance is no guarantee of future results.

                 For more complete information about USAA mutual funds, including charges and operating expenses, request a prospectus from USAA Investment Management Company (USAA). Read it carefully before you invest.

                 Mutual fund operating expenses apply and continue throughout the life of the fund.

                 Financial planning provided by USAA Financial Planning Services, a registered investment adviser.

Table of CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OVERVIEW & MANAGER'S COMMENTARY                                   1

SHAREHOLDER VOTING RESULTS                                                   7

FINANCIAL INFORMATION

   Portfolio of Investments                                                  9

   Notes to Portfolio of Investments                                        14

   Financial Statements                                                     15

   Notes to Financial Statements                                            18

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by USAA Investment Management Company. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

(C)2003, USAA. All rights reserved.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA SMALL CAP STOCK FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 Long-term growth of capital.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Normally at least 80% of the Fund's assets will be invested in equity securities of companies with small market capitalizations.

                                         1/31/03                     7/31/02
Net Assets                            $98.5 Million              $102.9 Million
Net Asset Value Per Share                 $8.94                       $9.61

                    AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03

 7/31/02 TO 1/31/03*              1 YEAR                     SINCE INCEPTION ON 8/2/99
      -6.97%                     -14.12%                              -3.15%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

                 Total return equals income yield plus share price change and assumes reinvestment of all dividends and realized capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and realized capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

2

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                       CUMULATIVE PERFORMANCE COMPARISON

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                             Lipper Small-Cap      Lipper Small-Cap      Russell 2000      S&P Small-Cap
                Fund        Core Funds Average     Core Funds Index         Index            600 Index
  8/1/99      10000.00           10000.00              10000.00            10000.00           10000.00
 8/31/99       9900.00            9665.22               9633.31             9629.91            9560.00
 9/30/99       9890.00            9608.60               9625.84             9632.01            9600.47
10/31/99      10080.00            9577.03               9709.63             9671.03            9576.34
11/30/99      11560.00           10162.72              10335.55            10248.48            9976.71
12/31/99      13220.00           11084.29              11450.45            11408.60           10796.83
 1/31/00      13460.00           10855.67              11230.39            11225.40           10462.26
 2/29/00      16650.00           12180.40              12813.84            13079.11           11863.32
 3/31/00      14010.00           12219.95              12631.62            12216.80           11424.68
 4/30/00      12430.00           11676.97              11929.22            11481.65           11228.84
 5/31/00      11870.00           11250.06              11422.09            10812.48           10895.99
 6/30/00      13760.00           12083.81              12429.60            11755.01           11540.32
 7/31/00      13170.00           11809.54              12043.21            11376.82           11257.02
 8/31/00      14580.00           12807.79              13116.13            12244.88           12254.87
 9/30/00      14030.00           12519.14              12779.06            11885.00           11921.21
10/31/00      12750.00           12155.76              12394.65            11354.45           11995.81
11/30/00      10540.00           11134.66              11160.35            10188.90           10746.87
12/31/00      11380.00           12229.53              12244.33            11063.95           12070.73
 1/31/01      11640.00           12801.37              12680.17            11639.98           12588.15
 2/28/01      10400.00           12155.82              11874.71            10876.23           11819.96
 3/31/01       9300.00           11629.89              11313.31            10344.21           11277.92
 4/30/01      10240.00           12540.06              12214.65            11153.43           12137.56
 5/31/01      10380.00           13005.61              12659.79            11427.58           12369.75
 6/30/01      10500.00           13354.59              13051.24            11822.17           12823.10
 7/31/01      10340.00           13069.93              12748.89            11182.24           12608.72
 8/31/01       9970.00           12741.07              12392.12            10821.07           12321.25
 9/30/01       8810.00           11212.12              10768.42             9364.42           10655.61
10/31/01       9190.00           11792.45              11408.15             9912.43           11223.83
11/30/01       9740.00           12544.24              12255.94            10679.82           12044.86
12/31/01      10340.00           13362.09              13116.77            11339.01           12859.94
 1/31/02      10410.00           13301.90              12961.37            11221.07           12972.09
 2/28/02      10230.00           13087.41              12615.30            10913.54           12749.02
 3/31/02      11000.00           14091.81              13584.61            11790.68           13756.06
 4/30/02      11250.00           14257.42              13651.36            11898.14           14144.79
 5/31/02      10800.00           13798.01              13142.54            11370.08           13559.32
 6/30/02      10240.00           13120.64              12406.40            10805.92           12857.96
 7/31/02       9610.00           11368.43              10720.11             9173.90           11042.02
 8/31/02       9610.00           11401.79              10776.93             9150.53           11146.75
 9/30/02       9000.00           10623.62              10014.07             8493.40           10464.60
10/31/02       9010.00           10888.58              10369.96             8765.71           10799.59
11/30/02       9330.00           11580.15              11135.22             9548.00           11362.14
12/31/02       9210.00           11117.54              10594.24             9016.37           10978.64
 1/31/03       8940.00           10797.53              10284.44             8766.83           10601.28

                                  [END CHART]

                       Data since inception on 8/2/99 through 1/31/03.

                 The Russell 2000 Index replaced the S&P SmallCap 600 Index as the Fund's comparable broad-based securities index for two reasons: (1) We believe that the Russell 2000 Index is more widely used in the industry and (2) To align the index of the Fund with other funds in the USAA family of funds which use a Russell Index.

                 See the following page for benchmark definitions.

                 No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and realized capital gain distributions.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund to the following benchmarks:

                 o The Lipper Small-Cap Core Funds Average, the average
                   performance level of all small-cap core funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

                 o The S&P SmallCap 600 Index, an unmanaged
                   market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

                 o The Lipper Small-Cap Core Funds Index, which tracks the
                   total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category.

                 o The Russell 2000(R) Index measures the performance of the
                   2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

4

 M A N A G E R ' S
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

HOW DID THE FUND PERFORM?

                 For the six months ended January 31, 2003, the USAA Small Cap Stock Fund had a total return of -6.97%, compared to -4.44% for the Russell 2000 Index and -3.99% for the S&P SmallCap 600 Index.

WHAT WERE THE MAJOR DRIVERS OF THE FUND'S PERFORMANCE IN THE PERIOD?

                 During the fourth quarter, with stock prices at their lowest levels in several years and investor sentiment lagging, some better-than-expected corporate earnings reports helped spark a market rally. During the rally, the biggest winners were stocks with high price-to-earnings ratios or negative earnings. Because Eagle Asset Management, Inc., the Fund's subadviser, does not typically invest in highly volatile stocks with low or negative earnings, we did not participate in the rally to the same degree as the Russell 2000 Index benchmark. We believe that the fourth-quarter rally was characterized by a flight to non-quality, occurring without any improvement in fundamentals. We do not believe this pattern will be repeated, and are confident that our focus on high-quality companies has the potential to lead to outperformance over time.

WHAT ADJUSTMENTS WERE MADE TO THE FUND DURING THE SIX-MONTH PERIOD?

                 Perhaps the most significant change was a reduction in our weighting in financial stocks. We became concerned as the strong refinancing wave put several firms with large mortgage exposure under pressure. Additionally, the weak economic environment caused an increase in loan delinquencies and raised credit quality concerns. In our constant effort to lower exposure to risk, we chose to underweight financial stocks until the interest-rate

                 Past performance is no guarantee of future results.

                 Refer to page 3 for the definition of the Russell 2000 Index and the S&P SmallCap 600 Index.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 picture stabilized. Later in the period, we added positions in several financial stocks that do not currently face interest-rate and default risk. Also, we added new positions in the energy sector during the period.

WHAT IMPACT DID THE FUND'S SECTOR WEIGHTINGS HAVE ON PERFORMANCE?

                 Overall, the impact of sector weightings was minimal. Our overweight relative to the Russell 2000 Index in the weakperforming consumer discretionary sector (with a focus on media and gaming) did have a slight negative impact on performance. We were also overweight in industrials
                 (primarily business services stocks), which proved beneficial, because our holdings outperformed the benchmark.

WHAT'S YOUR OUTLOOK?

                 Despite several down years for the market, overall valuations appear to be elevated and are neutral at best, given the persistence of fairly optimistic earnings forecasts. An absence of operating leverage for companies, accounting issues, low inflation, and the likelihood of slower consumer demand will probably limit earnings growth for the next few years. This scenario calls for an emphasis on stable companies that produce high cash-flow yields. We believe investors will be rewarded for owning consistent earnings-producing companies. Selectivity will be key, since stability and cash generation are harder to find in the small-cap arena. The current environment is ideal for companies that generate strong cash flows and therefore can pay down debt and exploit opportunities as they arise. These are the types of companies in which we believe your Fund is invested.

                 We appreciate the opportunity to invest on your behalf and we look forward to continuing to earn your trust.

6

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

                 TOP 10 EQUITY HOLDINGS
                   (% of Net Assets)

Commonwealth Telephone Enterprises, Inc.           2.2%

First Health Group Corp.                           2.2%

John Wiley & Sons, Inc. "A"                        2.2%

Interactive Data Corp.                             2.1%

RLI Corp.                                          2.1%

Alliant Techsystems, Inc.                          2.0%

Arbitron, Inc.                                     2.0%

Watson Wyatt & Co. Holdings                        2.0%

Global Payments, Inc.                              1.9%

Saga Communications, Inc. "A"                      1.9%

                   TOP 10 INDUSTRIES*
                   (% of Net Assets)

Diversified Commercial Services                    9.1%

Health Care Equipment                              6.5%

Electronic Equipment & Instruments                 6.4%

Property & Casualty Insurance                      5.4%

Publishing                                         5.4%

Industrial Machinery                               5.1%

Casinos & Gaming                                   5.0%

Broadcasting & Cable TV                            4.3%

Aerospace & Defense                                4.0%

Oil & Gas Drilling                                 3.8%

* Excluding money market instruments.

You will find a complete list of securities that the Fund owns on pages 9-13.

 S H A R E H O L D E R
======================----------------------------------------------------------
                       Voting RESULTS

                 On October 18, 2002, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. The Fund's shareholders of record on August 23, 2002, were entitled to vote on each proposal shown below. All proposals were approved by the Fund's shareholders.

                 The following proposals and voting results pertain to the Fund.

PROPOSAL 1
--------------------------------------------------------------------------------

                 Approval of new investment advisory agreement with USAA Investment Management Company (IMCO).

NUMBER OF SHARES VOTING
-----------------------------------------------------------------
   FOR           AGAINST         ABSTAIN         BROKER NON-VOTE*
-----------------------------------------------------------------
7,715,735        222,556         106,666               N/A

PROPOSAL 2H
--------------------------------------------------------------------------------

                 Approval of new investment subadvisory agreement between IMCO and Eagle Asset Management, Inc.

NUMBER OF SHARES VOTING
-----------------------------------------------------------------
   FOR           AGAINST         ABSTAIN         BROKER NON-VOTE*
-----------------------------------------------------------------
7,695,762        238,217         110,978               N/A

               * Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instruction from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are treated the same as abstentions and, as a result, had the effect of an "against" vote on the outcome of the proposals.

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         Voting RESULTS

PROPOSAL 3
--------------------------------------------------------------------------------

                 Approval of a proposal to permit IMCO and the Board of Directors of USAA Mutual Funds, Inc. to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to subadvisory agreements without further shareholder approval.

NUMBER OF SHARES VOTING
----------------------------------------------------------------
   FOR           AGAINST         ABSTAIN         BROKER NON-VOTE
----------------------------------------------------------------
7,351,747        440,221         122,475             130,514

               * Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instruction from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are treated the same as abstentions and, as a result, had the effect of an "against" vote on the outcome of the proposals.

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES     SECURITY                                              (000)
-------------------------------------------------------------------------
              COMMON STOCKS AND WARRANTS (96.0%)

              AEROSPACE & DEFENSE (4.0%)
   36,165     Alliant Techsystems, Inc.*                        $  1,966
   32,800     Cubic Corp.                                            660
   41,000     Moog, Inc. "A"*                                      1,308
                                                                --------
                                                                   3,934
                                                                --------

              AGRICULTURAL PRODUCTS (1.0%)
   49,400     Delta & Pine Land Co.                                  995
                                                                --------

              AIR FREIGHT & LOGISTICS (1.8%)
   61,975     Forward Air Corp.*                                   1,220
   23,000     UTI Worldwide, Inc.                                    548
                                                                --------
                                                                   1,768
                                                                --------

              APPLICATION SOFTWARE (1.5%)
   34,700     BARRA, Inc.*                                         1,054
   75,800     DocuCorp International, Inc.*                          431
                                                                --------
                                                                   1,485
                                                                --------

              BIOTECHNOLOGY (1.8%)
   44,500     Embrex, Inc.*                                          460
   20,600     IDEXX Laboratories, Inc.*                              713
   57,400     Serologicals Corp.*                                    628
                                                                --------
                                                                   1,801
                                                                --------

              BROADCASTING & CABLE TV (4.3%)
  102,200     Gray Television, Inc.                                1,027
  110,000     Saga Communications, Inc. "A"*                       1,901
   57,400     Salem Communications Corp. "A"*                      1,331
                                                                --------
                                                                   4,259
                                                                --------

              CASINOS & GAMING (5.0%)
   91,240     Alliance Gaming Corp.*                               1,441
   53,600     GTECH Holdings Corp.*                                1,458
   20,700     Multimedia Games, Inc.*                                429
   69,450     Penn National Gaming, Inc.*                          1,132
   85,700     Scientific Games Corp. "A"*                            505
                                                                --------
                                                                   4,965
                                                                --------

10

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES     SECURITY                                              (000)
-------------------------------------------------------------------------
              COMPUTER STORAGE & PERIPHERALS (0.8%)
   22,350     Logitech International S.A. ADR*                   $    748
                                                                 --------

              CONSUMER FINANCE (1.6%)
   52,725     Doral Financial Corp.                                 1,574
                                                                 --------

              DATA PROCESSING SERVICES (3.7%)
   78,000     BISYS Group, Inc.*                                    1,232
   29,400     eSpeed, Inc. "A"*                                       487
   66,420     Global Payments, Inc.                                 1,895
                                                                 --------
                                                                    3,614
                                                                 --------

              DIVERSIFIED COMMERCIAL SERVICES (9.1%)
   62,000     Arbitron, Inc.*                                       2,003
   64,000     Charles River Associates, Inc.*                         911
   28,800     D&B Corp.*                                            1,018
   14,775     Education Management Corp.*                             539
   31,500     G&K Services, Inc. "A"                                1,030
   53,465     ITT Educational Services, Inc.*                       1,496
  106,650     Watson Wyatt & Co. Holdings*                          2,016
                                                                 --------
                                                                    9,013
                                                                 --------

              DIVERSIFIED FINANCIAL SERVICES (3.7%)
   32,100     Blackrock, Inc. "A"*                                  1,356
   40,000     Federated Investors, Inc. "B"                         1,022
   48,295     SEI Investments Co.                                   1,233
                                                                 --------
                                                                    3,611
                                                                 --------

              ELECTRICAL COMPONENTS & EQUIPMENT (1.2%)
   44,900     A.O. Smith Corp.                                      1,167
                                                                 --------

              ELECTRONIC EQUIPMENT & INSTRUMENTS (6.4%)
   37,725     Amphenol Corp. "A"*                                   1,537
   61,500     Orbotech Ltd.*                                          803
   55,500     Tech Data Corp.*                                      1,386
   84,000     Tektronix, Inc.*                                      1,386
  112,800     Vishay Intertechnology, Inc.*                         1,165
                                                                 --------
                                                                    6,277
                                                                 --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES     SECURITY                                              (000)
-------------------------------------------------------------------------
              ENVIRONMENTAL SERVICES (0.6%)
   16,190     Waste Connections, Inc.*                           $    563
                                                                 --------

              HEALTH CARE DISTRIBUTORS & SERVICES (1.3%)
   23,700     Patterson Dental Co.*                                   976
   43,620     PSS World Medical, Inc.*                                294
                                                                 --------
                                                                    1,270
                                                                 --------

              HEALTH CARE EQUIPMENT (6.5%)
  106,440     American Medical Systems Holdings, Inc.*              1,828
   75,345     Apogent Technologies, Inc.*                           1,290
   27,500     DENTSPLY International, Inc.                            924
   44,000     Steris Corp.*                                         1,032
   32,200     Zoll Medical Corp.*                                   1,286
                                                                 --------
                                                                    6,360
                                                                 --------

              HEALTH CARE FACILITIES (1.6%)
   22,000     Amsurg Corp. "A"*                                       513
   54,425     Manor Care, Inc.*                                     1,046
                                                                 --------
                                                                    1,559
                                                                 --------

              HEALTH CARE SUPPLIES (1.5%)
   57,560     Edwards Lifesciences Corp.*                           1,468
                                                                 --------

              HOTELS, RESORTS, & CRUISE LINES (1.4%)
   60,500     Kerzner International Ltd.*                           1,412
                                                                 --------

              INDUSTRIAL GASES (1.1%)
   61,830     Airgas, Inc.*                                         1,067
                                                                 --------

              INDUSTRIAL MACHINERY (5.1%)
   26,200     Briggs & Stratton Corp.                               1,081
   57,300     Clarcor, Inc.                                         1,862
   32,700     IDEX Corp.                                              953
   29,800     Pentair, Inc.                                         1,095
                                                                 --------
                                                                    4,991
                                                                 --------

12

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES     SECURITY                                              (000)
-------------------------------------------------------------------------
             INFORMATION TECHNOLOGY CONSULTING
                & SERVICES (1.7%)
  38,725     Elite Information Group, Inc.*                      $    354
  34,400     Exponent, Inc.*                                          495
  44,000     ManTech International Corp. "A"*                         799
                                                                 --------
                                                                    1,648
                                                                 --------

             INSURANCE BROKERS (3.2%)
  16,600     Brown & Brown, Inc.                                      495
  40,625     Hilb, Rogal, & Hamilton Co.                            1,528
  47,275     Platinum Underwriters Holdings Ltd.*                   1,165
                                                                 --------
                                                                    3,188
                                                                 --------

             INTEGRATED TELECOMMUNICATION SERVICES (2.2%)
  61,125     Commonwealth Telephone Enterprises, Inc.*              2,185
                                                                 --------

             LIFE & HEALTH INSURANCE (1.5%)
  17,960     Protective Life Corp.                                    487
  20,200     StanCorp Financial Group, Inc.                         1,009
                                                                 --------
                                                                    1,496
                                                                 --------

             MANAGED HEALTH CARE (2.2%)
  92,600     First Health Group Corp.*                              2,174
                                                                 --------

             MARINE (0.5%)
  20,300     Kirby Corp.*                                             510
                                                                 --------

             MULTI-LINE INSURANCE (0.5%)
   6,200     American National Insurance Co.                          528
                                                                 --------

             NETWORKING EQUIPMENT (0.5%)
  11,000     Black Box Corp.                                          452
                                                                 --------

             OFFICE ELECTRONICS (1.5%)
  26,500     Zebra Technologies Corp. "A"*                          1,480
                                                                 --------

             OIL & GAS DRILLING (3.8%)
  41,750     GlobalSantaFe Corp.                                      907
  33,125     Patterson-UTI Energy, Inc.*                            1,011
  89,000     Rowan Companies, Inc.                                  1,836
                                                                 --------
                                                                    3,754
                                                                 --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES     SECURITY                                              (000)
-------------------------------------------------------------------------
              OIL & GAS EQUIPMENT & SERVICES (1.1%)
     62,480   Gulf Islands Fabrication, Inc.*                    $  1,062
                                                                 --------

              PACKAGED FOODS & MEAT (0.5%)
     12,700   J.M. Smucker Co.                                        508
                                                                 --------

              PROPERTY & CASUALTY INSURANCE (5.4%)
     25,040   Mercury General Corp.                                   909
     37,850   Philadelphia Consolidated Holding Corp.*              1,262
     84,300   PMA Capital Corp. "A"                                 1,121
     74,000   RLI Corp.                                             2,044
                                                                 --------
                                                                    5,336
                                                                 --------

              PUBLISHING (5.4%)
     69,500   Information Holdings, Inc.*                           1,115
    152,615   Interactive Data Corp.*                               2,024
     94,000   John Wiley & Sons, Inc. "A"*                          2,191
                                                                 --------
                                                                    5,330
                                                                 --------
              RESTAURANTS (0.0%)(b)
      1,000   Creative Host Services, Inc., Warrants*(a)                -
                                                                 --------
              SEMICONDUCTOR EQUIPMENT (0.5%)
     72,205   Mykrolis Corp.*                                         524
                                                                 --------
              SPECIALTY CHEMICALS (0.5%)
     11,100   Valspar Corp.                                           472
                                                                 --------
              Total common stocks and warrants (cost: $98,510)     94,548
                                                                 --------
              MONEY MARKET INSTRUMENTS (5.0%)

    155,054   AIM Short-Term Investment Co., 1.30%(c,d)               155
  1,000,000   Merrill Lynch Premier Institutional
                 Fund, 1.33%(c,d)                                   1,000
  1,704,217   SSgA Money Market Fund, 1.03%(c)                      1,704
  2,076,163   SSgA Prime Money Market Fund, 1.23%(c)                2,076
                                                                 --------
              Total money market instruments (cost: $4,935)         4,935
                                                                 --------
              TOTAL INVESTMENTS (COST: $103,445)                 $ 99,483
                                                                 ========

14

N O T E S
=========-----------------------------------------------------------------------
          to Portfolio of INVESTMENTS

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

GENERAL NOTES
--------------------------------------------------------------------------------

                 Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

                 The percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

                 ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
--------------------------------------------------------------------------------

                 (a) Creative Host Services warrants have been designated
                     as illiquid securities and valued using methods determined by the Fund's investment manager, USAA Investment Management Company (the Manager), under valuation procedures approved by the Board of Directors. The warrants are also considered by the Manager to be restricted due to trading constraints. At January 31, 2003, these warrants represented less than 0.01% of the Fund's net assets.

                 (b) Represents less than 0.1% of net assets.

                 (c) Rate represents the money market fund annualized
                     seven-day yield at January 31, 2003.

                 (d) Investment was purchased with the cash collateral
                     proceeds received from securities loaned.

                   * Non-income-producing security for the 12 months
                     preceding January 31, 2003.

                 See accompanying notes to financial statements.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

ASSETS
   Investments in securities, at market value
      (including securities on loan of $1,118) (identified cost of $103,445)    $  99,483
   Cash                                                                                14
   Receivables:
      Capital shares sold                                                             161
      USAA Investment Management Company                                              138
      Dividends                                                                        16
      Securities sold                                                               1,727
                                                                                ---------
         Total assets                                                             101,539
                                                                                ---------

LIABILITIES
   Payable upon return of securities loaned                                         1,155
   Securities purchased                                                             1,700
   Capital shares redeemed                                                             60
   USAA Investment Management Company                                                  73
   USAA Transfer Agency Company                                                        43
   Accounts payable and accrued expenses                                               38
                                                                                ---------
      Total liabilities                                                             3,069
                                                                                ---------
         Net assets applicable to capital shares outstanding                    $  98,470
                                                                                =========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $ 127,374
   Accumulated undistributed net investment loss                                     (449)
   Accumulated net realized loss on investments                                   (24,493)
   Net unrealized depreciation of investments                                      (3,962)
                                                                                ---------
         Net assets applicable to capital shares outstanding                    $  98,470
                                                                                =========
   Capital shares outstanding                                                      11,015
                                                                                =========
   Authorized shares of $.01 par value                                            100,000
                                                                                =========
   Net asset value, redemption price, and offering price per share              $    8.94
                                                                                =========

See accompanying notes to financial statements.

16

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA SMALL CAP STOCK FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED)

NET INVESTMENT LOSS
      Income:
         Dividends (net of foreign taxes withheld of $1)                        $     222
         Interest                                                                      34
         Fees from securities loaned                                                    1
                                                                                ---------
            Total income                                                              257
                                                                                ---------
      Expenses:
         Management fees                                                              405
         Administrative and servicing fees                                             76
         Transfer agent's fees                                                        252
         Custodian's fees                                                              35
         Postage                                                                       33
         Shareholder reporting fees                                                    42
         Directors' fees                                                                2
         Registration fees                                                             10
         Professional fees                                                             29
         Other                                                                          5
                                                                                ---------
            Total expenses                                                            889
         Expenses reimbursed                                                         (181)
         Expenses paid indirectly                                                      (2)
                                                                                ---------
            Net expenses                                                              706
                                                                                ---------
                  Net investment loss                                                (449)
                                                                                ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
      Net realized loss on investments                                             (4,264)
      Change in net unrealized appreciation/depreciation                           (2,652)
                                                                                ---------
            Net realized and unrealized loss                                       (6,916)
                                                                                ---------
Decrease in net assets resulting from operations                                $  (7,365)
                                                                                =========

See accompanying notes to financial statements.

 S T A T E M E N T S
====================-----------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA SMALL CAP STOCK FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED),
AND YEAR ENDED JULY 31, 2002

                                                            1/31/2003      7/31/2002
                                                           -------------------------
FROM OPERATIONS
   Net investment loss                                     $    (449)      $    (543)
   Net realized loss on investments                           (4,264)         (3,275)
   Change in net unrealized appreciation/depreciation
       of investments                                         (2,652)         (4,833)
                                                           -------------------------
       Decrease in net assets resulting
           from operations                                    (7,365)         (8,651)
                                                           -------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                  12,472          55,074
   Cost of shares redeemed                                    (9,527)        (32,653)
                                                           -------------------------
       Increase in net assets from
           capital share transactions                          2,945          22,421
                                                           -------------------------
Net increase (decrease) in net assets                         (4,420)         13,770

NET ASSETS
   Beginning of period                                       102,890          89,120
                                                           -------------------------
   End of period                                           $  98,470       $ 102,890
                                                           =========================
Accumulated undistributed net investment loss
   End of period                                           $    (449)      $       -
                                                           =========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                 1,353           5,258
   Shares redeemed                                            (1,041)         (3,177)
                                                           -------------------------
       Increase in shares outstanding                            312           2,081
                                                           =========================

See accompanying notes to financial statements.

18

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

              USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this semiannual report pertains only to the USAA Small Cap Stock Fund (the Fund). The Fund's investment objective is long-term growth of capital.

                 A. Security valuation - The value of each security is
                    determined (as of the close of trading on the New York Stock Exchange on each business day the exchange is open) as set forth below:

                    1. Portfolio securities, except as otherwise noted,
                       traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

                    2. Over-the-counter securities are priced at the last
                       sales price or, if not available, at the average of the bid and asked prices.

                    3. Securities purchased with maturities of 60 days or
                       less are stated at amortized cost, which approximates market value.

                    4. Securities that cannot be valued by the methods set
                       forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager, an affiliate of the Fund, in consultation with the investment subadviser of the Fund, under valuation procedures approved by the Company's Board of Directors.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

                 B. Federal taxes - The Fund's policy is to comply with
                    the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

                 C. Investments in securities - Security transactions are
                    accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

                 D. Foreign currency translations - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

                    1. Market value of securities, other assets, and
                       liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

                    2. Purchases and sales of securities, income, and
                       expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

                    Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

                    Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade

20

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

                    and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the Fund's tax year-end of July 31, 2003, net realized foreign currency gains/losses will be reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

                 E. Expenses paid indirectly - Through fee-offset
                    arrangements with the Fund's custodian bank and transfer agent, credits, if any, realized as a result of uninvested cash balances are used to reduce the Fund's custodian fees. For the six-month period ended January 31, 2003, these fee-offset arrangements reduced the Fund's expenses by $2,000.

                 F. Use of estimates - The preparation of financial
                    statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

              The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

              agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

              Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets.

              The USAA funds that are party to the loan agreements are assessed facility fees in aggregate by Bank of America in an annual amount equal to 0.09% of the $100 million loan agreement, whether used or not, and by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2003.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

              The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2003, in accordance with applicable tax law.

              Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the

22

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

              payment of federal taxes. At July 31, 2002, the Fund had capital loss carryovers for federal income tax purposes of $20,126,000, which will expire between 2008 and 2010. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

              Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2003, were $99,655,000 and $97,496,000, respectively.

              At January 31, 2003, the cost of securities for federal income tax purposes was approximately the same as that reported in the financial statements.

              Gross unrealized appreciation and depreciation of investments as of January 31, 2003, were $3,354,000 and $7,316,000, respectively, resulting in net unrealized depreciation of $3,962,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. As of January 31, 2003, the Fund loaned securities having

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

              a fair market value of approximately $1,118,000 and received cash collateral of $1,155,000 for the loans. The cash collateral was invested in securities, as noted in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

                 A. Management fees - The Manager carries out the Fund's
                    investment policies and provides portfolio management oversight of the Fund's assets. The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Small-Cap Core Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

                    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ended July 31, 2002, the performance period consisted of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from

24

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

                    (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                      AS A % OF THE FUND'S AVERAGE NET ASSETS
---------------------------------------------------------------------------------
+/- 1.00% to 4.00%                        +/- 0.04%
+/- 4.01% to 7.00%                        +/- 0.05%
+/- 7.01% and greater                     +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

                    For the six-month period ended January 31, 2003, the Fund incurred total management fees, paid or payable to the Manager, of $405,000, which included a performance fee of $25,000.

                 B. Subadvisory arrangements - The Manager has entered into an investment subadvisory agreement with Eagle Asset Management, Inc. (Eagle), under which Eagle directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Eagle a subadvisory fee.

                 C. Administrative and servicing fees - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended January 31, 2003, the Fund incurred administrative and servicing fees, paid or payable to the Manager, of $76,000.

                 D. Expense limitation - The Manager has voluntarily agreed to limit the Fund's annual operating expenses to 1.40% of the Fund's average net assets, excluding the effect of any fee-offset arrangements, and will reimburse the Fund for all expenses in excess of that amount, which, for the six-month period ended January 31, 2003, equaled $181,000.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

                 E. Transfer agent's fees - USAA Transfer Agency Company,
                    d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. For the six-month period ended January 31, 2003, the Fund incurred transfer agent's fees, paid or payable to USAA Transfer Agency Company, of $252,000.

                 F. Underwriting services - The Manager provides exclusive
                    underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

              Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(8) CHANGE OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

              On May 29, 2002, based on the recommendation of the Company's Audit Committee, the Company's Board of Directors determined not to retain KPMG LLP (KPMG) as the Fund's independent auditors and voted to appoint Ernst & Young LLP for the fiscal year ended July 31, 2002. KPMG served as the Fund's independent auditors since the Fund's inception on August 2, 1999. From that date through the fiscal year ended July 31, 2001, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were KPMG's reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, through May 29, 2002, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

26

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JANUARY 31, 2003 (UNAUDITED)

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           SIX-MONTH                                          PERIOD
                                                         PERIOD ENDED                                          ENDED
                                                          JANUARY 31,            YEAR ENDED JULY 31,          JULY 31,
                                                         -------------------------------------------------------------
                                                            2003                2002             2001           2000*
                                                         -------------------------------------------------------------
Net asset value at beginning of period                   $     9.61          $   10.34         $  13.17      $   10.00
                                                         -------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                         (.04)(b)           (.06)(b)         (.11)(b)       (.10)(b)
   Net realized and
   unrealized gain (loss)                                      (.63)(b)           (.67)(b)        (2.72)(b)       3.27(b)
                                                         -------------------------------------------------------------
Total from investment operations                               (.67)(b)           (.73)(b)        (2.83)(b)       3.17(b)
                                                         -------------------------------------------------------------
Net asset value at end of period                         $     8.94          $    9.61         $  10.34      $   13.17
                                                         =============================================================
Total return (%)                                              (6.97)             (7.06)          (21.49)         31.70
Net assets at end of period (000)                        $   98,470          $ 102,890         $ 89,120      $ 100,980
Ratio of expenses to average net assets (%)**                  1.40(a,c)          1.40(c)          1.46(c)        1.43
Ratio of expenses to average net assets,
   excluding reimbursements (%)**                              1.76(a,c)          1.71(c)           N/A            N/A
Ratio of net investment loss to average
   net assets (%)**                                            (.89)(a)           (.57)           (1.00)          (.77)
Portfolio turnover (%)                                       101.49             200.14           145.32          36.73

 *  Fund commenced operations August 2, 1999.
**  For the six-month period ended January 31, 2003, average net assets were $100,288,000.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using average shares. For the six-month period ended January 31, 2003, average shares were 10,866,000.
(c) Reflects total expenses excluding any fee-offset arrangements, which decreased these ratios as follows:
          Ratio of expenses to average net assets                 -                  -                -            N/A
          Ratio of expenses to average net assets,
              excluding reimbursements                         (.01)%                -                -            N/A

           DIRECTORS          Robert G. Davis, Chairman of the Board
                              Christopher W. Claus, Vice Chairman of the Board
                              Barbara B. Dreeben
                              Robert L. Mason, Ph.D.
                              Michael F. Reimherr
                              Laura T. Starks, Ph.D.
                              Richard A. Zucker

 INVESTMENT ADVISER,          USAA Investment Management Company
        UNDERWRITER,          9800 Fredericksburg Road
     AND DISTRIBUTOR          San Antonio, Texas 78288

      TRANSFER AGENT          USAA Shareholder Account Services
                              9800 Fredericksburg Road
                              San Antonio, Texas 78288

           CUSTODIAN          State Street Bank and Trust Company
                              P.O. Box 1713
                              Boston, Massachusetts 02105

INDEPENDENT AUDITORS          Ernst & Young LLP
                              100 West Houston St., Suite 1900
                              San Antonio, Texas 78205

           TELEPHONE          Call toll free - Central time
    ASSISTANCE HOURS          Monday - Friday, 7 a.m. to 10 p.m.
                              Saturday, 8:30 a.m. to 5 p.m.
                              Sunday, 10:30 a.m. to 7 p.m.

      FOR ADDITIONAL          1-800-531-8181, in San Antonio 456-7200
   INFORMATION ABOUT          For account servicing, exchanges,
        MUTUAL FUNDS          or redemptions
                              1-800-531-8448, in San Antonio 456-7202

     RECORDED MUTUAL          24-hour service (from any phone)
   FUND PRICE QUOTES          1-800-531-8066, in San Antonio 498-8066

        MUTUAL FUND           (from touch-tone phones only)
  USAA TOUCHLINE(R)           For account balance, last transaction, fund
                              prices, or to exchange or redeem fund shares
                              1-800-531-8777, in San Antonio 498-8777

    INTERNET ACCESS           USAA.COM

Through our ongoing efforts to reduce expenses, your report mailings are streamlined. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending a report to every registered owner. This practice is designed to reduce duplicate copies and save paper and postage costs to the Fund. If you prefer not to participate in streamlining and would like to continue receiving one report per registered account owner, please call us and we will begin your individual delivery within 30 days of your request.

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                                                                  Paper
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